FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2000


Available Amount to Note Holders:                                                                 6,972,161.96

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                               --
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                              --
(iii)    Aggregate of:
          (a) Unreimbursed Servicer Advances                                                          4,587.24
          (b) Servicer Fees from current and prior Collection Period                                 67,700.03
          (c) Servicing Charges inadvertantly deposited in Collection Account                               --
(iv)     Premium Amount due on Payment Date and unpaid Premium Amounts                               17,084.98
(v)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(vi)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                      --
(vii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                           --
          Class A-2 Note Interest                                                                   106,346.36
          Class A-3 Note Interest                                                                   238,484.95
          Class A-4 Note Interest                                                                   331,522.69

(viii)   Class B-1 Note Interest                                                                     19,472.63
(ix)     Class B-2 Note Interest                                                                     12,614.76
(x)      Class B-3 Note Interest                                                                     16,559.70
(xi)     Class A Base Principal Distribution Amount plus Class A Overdue Principal
          Class A-1 Principal Distribution Amount                                                           --
          Class A-2 Principal Distribution Amount                                                 5,771,809.71
          Class A-3 Principal Distribution Amount                                                           --
          Class A-4 Principal Distribution Amount                                                           --
(xii)    Note Insurer Reimbursement Amount                                                                  --
(xiii)   Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              125,474.13
(xiv)    Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal               62,737.05
(xv)     Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal              125,474.13
(xvi)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      --
(xvii)   Other Amounts Due Servicer under Servicing Agreement                                               --
(xviii)  Remaining Amount to Residual Holder                                                         71,876.94



         Reviewed By:



         ----------------------------------------------------------------------
         E. Roger Gebhart
         Executive Vice President & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED APRIL 1, 2000



                    Initial       Beginning         Base        Additional         Total           Ending           Ending
                   Principal      Principal       Principal      Principal       Principal        Principal       Certificate
  Class             Balance        Balance       Distribution   Distribution    Distribution       Balance          Factor
---------       -------------   -------------   -------------   -------------   -------------   -------------   -------------
Class A-1       70,687,140.00              --              --              --              --              --       0.0000000
Class A-2       53,856,869.00   23,245,105.03    5,771,809.71              --    5,771,809.71   17,473,295.32       0.3244395
Class A-3       52,510,447.00   52,510,447.00              --              --              --   52,510,447.00       1.0000000
Class A-4       70,687,140.00   70,687,140.00                              --              --   70,687,140.00       1.0000000
                -------------   -------------   -------------   -------------   -------------   -------------   -------------

Total Class A  247,741,596.00  146,442,692.03   5,771,809.71               --    5,771,809.71  140,670,882.32       0.5678129
Class B-1        5,385,687.00    3,183,536.86      125,474.13              --      125,474.13    3,058,062.73       0.5678129
Class B-2        2,692,843.00    1,591,768.13       62,737.05              --       62,737.05    1,529,031.08       0.5678129
Class B-3        5,385,687.00    3,183,536.87      125,474.13              --      125,474.13    3,058,062.74       0.5678129
                -------------   -------------   -------------   -------------   -------------   -------------
Total           261,205,813.00  154,401,533.90   6,085,495.02              --    6,085,495.02  148,316,038.87

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2000


AVAILABLE FUNDS

     Collection Account balance, as of March 31, 2000                                    2,393,991.36
     Investment earnings on amounts in Collection Account                                   10,392.37
     Payments due Collection Account from last 3 business days of Collection Period        496,990.38
     Additional contribution for terminated trade-ups and rebooked leases                          --
     Servicer Advance on current Determination Date                                      4,070,787.85
                                                                                      ---------------
      Available Funds on Payment Date                                                    6,972,161.96
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                      ---------------
REMAINING AVAILABLE FUNDS                                                                6,972,161.96
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                      ---------------
REMAINING AVAILABLE FUNDS                                                                6,972,161.96
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                      4,587.24
     Unreimbursed Servicer Advances paid                                                     4,587.24
                                                                                      ---------------
      Unreimbursed Servicer Advances remaining unpaid                                              --
                                                                                      ---------------
REMAINING AVAILABLE FUNDS                                                                6,967,574.72
SERVICER FEES
     Servicer Fees due                                                                      67,700.03
     Servicer Fees paid                                                                     67,700.03
                                                                                      ---------------
      Servicer Fees remaining unpaid                                                               --
                                                                                      ---------------
REMAINING AVAILABLE FUNDS                                                                6,899,874.69
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                      ---------------
REMAINING AVAILABLE FUNDS                                                                6,899,874.69
PREMIUM AMOUNT
     Premium Amount due                                                                     17,084.98
     Premium Amount paid                                                                    17,084.98
                                                                                      ---------------
      Premium Amount remaining unpaid                                                              --
                                                                                      ---------------
REMAINING AVAILABLE FUNDS                                                                6,882,789.71
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                 416.67
     Indenture Trustee Fee paid                                                                416.67
                                                                                      ---------------
      Indenture Trustee Fee remaining unpaid                                                       --
                                                                                      ---------------
REMAINING AVAILABLE FUNDS                                                                6,882,373.05

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2000

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)

     Total Indenture Trustee Expenses due                                                  --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                             75,000.00
                                                                               --------------
     Total Indenture Trustee Expenses paid                                                 --
                                                                               --------------
      Indenture Trustee Expenses unpaid                                                    --

REMAINING AVAILABLE FUNDS                                                        6,882,373.05
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                               --
     Class A-2 Note Interest                                                       106,346.36
     Class A-3 Note Interest                                                       238,484.95
     Class A-4 Note Interest                                                       331,522.69
                                                                               --------------
      Total Class A Interest due                                                   676,353.99
                                                                               --------------
REMAINING AVAILABLE FUNDS                                                        6,206,019.06
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                    19,472.63
     Class B-1 Note Interest paid                                                   19,472.63
                                                                               --------------
      Class B-1 Note Interest remaining unpaid                                             --
                                                                               --------------
REMAINING AVAILABLE FUNDS                                                        6,186,546.42
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                    12,614.76
     Class B-2 Note Interest paid                                                   12,614.76
                                                                               --------------
      Class B-2 Note Interest remaining unpaid                                             --
                                                                               --------------
REMAINING AVAILABLE FUNDS                                                        6,173,931.66
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                    16,559.70
     Class B-3 Note Interest paid                                                   16,559.70
                                                                               --------------
      Class B-3 Note Interest remaining unpaid                                             --
                                                                               --------------
REMAINING AVAILABLE FUNDS                                                        6,157,371.96
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                              5,771,809.71
     Class A Note Principal Balance as of preceding Payment Date               146,442,692.03
                                                                               --------------
     Class A Base Principal Distribution Amount paid                             5,771,809.71
                                                                               --------------
      Class A Base Principal Distribution Amount remaining unpaid                          --

     Class A-1 Note Principal Balance as of preceding Payment Date                         --
     Class A-1 Base Principal Distribution Amount paid                                     --
                                                                               --------------
      Class A-1 Note Principal Balance after distribution on Payment Date                  --
                                                                               --------------

     Remaining Class A Base Principal Distribution Amount                        5,771,809.71
                                                                               --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date              23,245,105.03
     Class A-2 Base Principal Distribution Amount paid                           5,771,809.71
                                                                               --------------
       Class A-2 Note Principal Balance after distribution on Payment Date      17,473,295.32

     Remaining Class A Base Principal Distribution Amount                                  --
                                                                               --------------

     Class A-3 Note Principal Balance as of preceding Payment Date              52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                     --
                                                                               --------------
       Class A-3 Note Principal Balance after distribution on Payment Date      52,510,447.00

     Remaining Class A Base Principal Distribution Amount                                  --
                                                                               --------------

     Class A-4 Note Principal Balance as of preceding Payment Date              70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                     --
                                                                               --------------
       Class A-4 Note Principal Balance after distribution on Payment Date      70,687,140.00

REMAINING AVAILABLE FUNDS                                                          385,562.25

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                 --
     Note Insurer Reimbursement Amount paid                                                --
                                                                               --------------
     Note Insurer Reimbursement Amount remaining unpaid                                    --
REMAINING AVAILABLE FUNDS                                                          385,562.25

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date               3,183,536.86
     Class B-1 Base Principal Distribution due                                     125,474.13
     Class B-1 Base Principal Distribution paid                                    125,474.13
                                                                               --------------
       Class B-1 Base Principal Distribution remaining unpaid                              --
       Class B-1 Note Principal Balance after distribution on Payment Date       3,058,062.73

REMAINING AVAILABLE FUNDS                                                          260,088.12

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date               1,591,768.13
     Class B-2 Base Principal Distribution due                                      62,737.05
     Class B-2 Base Principal Distribution paid                                     62,737.05
                                                                               --------------
       Class B-2 Base Principal Distribution remaining unpaid                              --
       Class B-2 Note Principal Balance after distribution on Payment Date       1,529,031.08
REMAINING AVAILABLE FUNDS                                                          197,351.07
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2000


     Class B-3 Note Principal Balance as of preceding Payment Date               3,183,536.87
     Class B-3 Base Principal Distribution due                                     125,474.13
     Class B-3 Base Principal Distribution paid                                    125,474.13
                                                                               --------------
       Class B-3 Base Principal Distribution remaining unpaid                              --
       Class B-3 Note Principal Balance after distribution on Payment Date       3,058,062.74
  REMAINING AVAILABLE FUNDS                                                         71,876.94
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                           --
     Remaining Indenture Trustee Expenses paid                                             --
                                                                               --------------
       Remaining Indenture Trustee Expenses unpaid                                         --
  REMAINING AVAILABLE FUNDS                                                         71,876.94
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                              --
     Other Amounts Due Servicer under Servicing Agreement paid                             --
                                                                               --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                 --
  REMAINING AVAILABLE FUNDS                                                         71,876.94
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                   71,876.94

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                 162,480,063.89
      ADCPB, end of Collection Period                                       156,394,568.87
                                                                            --------------
      Base Principal Amount                                                   6,085,495.02

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period         4,444,931.83
      Servicing Advances collected during the current Collection Period       4,440,344.59
                                                                            --------------
      Unreimbursed Servicing Advances as of current Determination Date            4,587.24

CALCULATION OF INTEREST DUE

                 Beginning                             Current                              Total
                 Principal           Interest         Interest           Overdue           Interest
 Class            Balance              Rate              Due             Interest            Due
---------    ---------------    ---------------    ---------------   ---------------   ---------------
Class A-1                 --             5.2150%                --                --                --
Class A-2      23,245,105.03             5.4900%        106,346.36                --        106,346.36
Class A-3      52,510,447.00             5.4500%        238,484.95                --        238,484.95
Class A-4      70,687,140.00             5.6280%        331,522.69                --        331,522.69
Class B-1       3,183,536.86             7.3400%         19,472.63                --         19,472.63
Class B-2       1,591,768.13             9.5100%         12,614.76                --         12,614.76
Class B-3       3,183,536.87             6.2420%         16,559.70                --         16,559.70
             ---------------    ---------------    ---------------   ---------------   ---------------
              154,401,533.90             5.6347%        725,001.08                --        725,001.08

CALCULATION OF PRINCIPAL DUE

                        Base          Base                                Total
                      Principal     Principal           Overdue         Principal
        Class        Amount Pct.      Amount           Principal           Due
      ---------      -----------   ------------        ---------     -------------
      Class A        94.845%       5,771,809.71               --      5,771,809.71
      Class B-1       2.062%         125,474.13               --        125,474.13
      Class B-2       1.031%          62,737.05               --         62,737.05
      Class B-3       2.062%         125,474.13             0.00        125,474.13
                                   ------------        ---------     -------------
                                   6,085,495.02             0.00      6,085,495.02


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                        162,480,063.89
      Servicer Fee Rate                                                                      0.500%
      One-twelfth                                                                             1/12
                                                                                   ---------------
      Servicer Fee due current period                                                    67,700.03
      Prior Servicer Fee arrearage                                                              --
                                                                                   ---------------
      Servicer Fee due                                                                   67,700.03

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2000



CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period    146,442,692.03
      Premium Rate                                                                           0.140%
      One-twelfth                                                                             1/12
                                                                                   ---------------
      Premium Amount due Current Period                                                  17,084.98
      Prior Premium Amount arrearage                                                            --
                                                                                   ---------------
      Total Premium Amount due                                                           17,084.98

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                              416.67
      Prior Indenture Trustee Fee arrearage                                                     --
                                                                                   ---------------
      Total Indenture Trustee Fee due                                                       416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                            --
      Prior Indenture Trustee Expenses arrearage                                                --
                                                                                   ---------------
      Total Indenture Trustee Expenses due                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    --
                                                                                   ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED APRIL 1, 2000




RESTRICTING EVENT DETERMINATION:
                                                                                                              Yes/No
                                                                                                              ------
        A) Event of Servicer Termination (Yes/No)                                                                 No
        B) Note Insurer has Made a Payment (Yes/No)                                                               No
        C) Gross Charge Off Event has Occurred (Yes/No)                                                           No
        D) Delinquency Trigger Event has Occurred (Yes/No)                                                        No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                Yes/No
                                                                                                                ------
        A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
        Indenture when due; and,                                                                                   No

        B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such
        Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity
        Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date,the
        Class A-4 Maturity Date, the Class B-1 Maturity Date, the Class B-2
        Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class
        A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2                                    No
        Notes, or Class B-3 Notes, as the case may be.

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section      Event                                                                                               Yes/No
-------      -----                                                                                               ------
   6.01(i)   Failure to make payment required                                                                      No
   6.01(ii)  Failure to submit Monthly Statement                                                                   No
   6.01(iii) Failure to Observe Covenants in Servicing Agreement                                                   No
   6.01(iv)  Servicer consents to appointment of custodian, receiver, etc.                                         No
   6.01(v)   Servicer files a voluntary petition for bankruptcy                                                    No
   6.01(vi)  Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days  No
   6.01(vii) Assignment by Servicer to a delegate its rights under Servicing Agreement                             No
   6.01(viii)Servicer Trigger Event as contained in the Insurance Agreement has occurred.                          No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED APRIL 1, 2000


Gross Charge Event Calculation:
                                                                                                             Result
                                                                                                             ------
    Gross Charge Off Ratio Current Period                                                                    (0.39)%
    Gross Charge Off Ratio Prior Period                                                                       0.73%
    Gross Charge Off Ratio Second Prior Period                                                                0.75%
                                                                                                              -----
    Average of Gross Charge Off Ratio for Three Periods                                                       0.37%
    Maximum Allowed                                                                                           2.50%

    Gross Charge Off Ratio:
    -----------------------

                           ADCPB of                                                            Gross Charge Off Ratio
                        All Defaulted          Less                            End of Month         Charge Offs/
                          Contracts         Recoveries       Charge Offs           ADCPB                ADCPB
                       ---------------   ---------------   ---------------    ---------------  ----------------------
Current Period               82,079.16        132,305.22        (50,226.06)     156,394,568.8              (0.39)%
Prior Period                357,024.46        258,509.66         98,514.80      162,480,063.8               0.73%
Second Prior Period         181,821.03         76,180.09        105,640.94      168,299,523.0               0.75%


Delinquency Event Calculation:
                                                                                                            Results
                                                                                                            -------
    Delinquency Trigger Ratio Current Period                                                                  3.85%
    Delinquency Trigger Ratio Prior Period                                                                    5.06%
    Delinquency Trigger Ratio Second Prior Period                                                             4.96%
                                                                                                              -----
    Average of Delinquency Trigger Ratios                                                                     4.62%
    Maximum Allowed                                                                                           7.50%


    Delinquency Trigger Ratio:
    --------------------------

                             A                 B                  A/B
                             -                 -                  ---
                          ADCPB of          ADCPB of
                    Contract > 30 Days     All Contracts     Delinquency Trigger
                         Past Due         As of Month-End          Ratio:
                    ------------------    ---------------    -------------------
Current Period            6,017,845.43     156,394,568.88                   3.85%
Prior Period              8,342,668.22     164,941,553.82                   5.06%
Second Prior Period       8,502,388.47     171,265,576.95                   4.96%

                             ADCPB        Delinquency Ratio
                        --------------    -----------------
Current                    150,376,723                96.15%
31-60 Days Past Due          3,334,927                 2.13%
61-90 Days Past Due          1,125,474                 0.72%
91+ Days Past Due            1,557,444                 1.00%
                        --------------    -----------------
TOTAL                      156,394,569               100.00%

Substitution Limits
-------------------

     ADCPB as of Cut-Off Date                                          269,284,343.00
     Maximum Substitution (10% of Initial)                              26,928,434.30

     Prior month Cumulative ADCPB Substituted                            3,920,786.89
     Current month ADCPB Substituted                                       186,600.53
                                                                       --------------
     Cumulative ADCPB Substituted                                        4,107,387.42

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2000

Available Amount to Note Holders:                                                                    7,378,904.24

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                                -
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                               -
(iii)       Aggregate of:
            (a) Unreimbursed Servicer Advances                                                                  -
            (b) Servicer Fees from current and prior Collection Period                                  83,880.68
            (c) Servicing Charges inadvertantly deposited in Collection Account                                 -
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                               21,267.05
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                       -
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                             -
            Class A-2 Note Interest                                                                    227,540.25
            Class A-3 Note Interest                                                                    221,916.32
            Class A-4 Note Interest                                                                    401,672.54

(viii)      Class B-1 Note Interest                                                                     21,828.45
(ix)        Class B-2 Note Interest                                                                     16,495.18
(x)         Class B-3 Note Interest                                                                     13,060.75
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                             -
            Class A-2 Principal Distribution Amount                                                  6,068,981.26
            Class A-3 Principal Distribution Amount                                                             -
            Class A-4 Principal Distribution Amount                                                             -
(xii)       Note Insurer Reimbursement Amount                                                                   -
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              131,934.39
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal               65,967.19
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal               82,459.00
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                       -
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                                -
(xviii)     Remaining Amount to Residual Holder                                                         21,484.53


            Reviewed By:



            -------------------------------------------------------------------
            E. Roger Gebhart
            Executive Vice President  & Treasurer


4/18/00                              Page 1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED APRIL 1, 2000


                      Initial         Beginning        Base        Additional       Total            Ending            Ending
                     Principal        Principal      Principal     Principal       Principal        Principal        Certificate
   Class              Balance          Balance      Distribution  Distribution    Distribution       Balance           Factor
-----------       --------------   --------------   ------------ -------------  --------------   --------------      -----------
Class A-1          70,688,994.00               --             --          --                 --                --     0.0000000
Class A-2          57,258,085.00    50,100,605.06   6,068,981.26          --       6,068,981.26     44,031,623.80     0.7690027
Class A-3          48,068,516.00    48,068,516.00             --          --                 --     48,068,516.00     1.0000000
Class A-4          84,119,903.00    84,119,903.00             --          --                 --     84,119,903.00     1.0000000
                  --------------   --------------   ------------   ----------      ------------    --------------     ---------
  Total Class A   260,135,498.00   182,289,024.06   6,068,981.26          --       6,068,981.26    176,220,042.80     0.6774164
Class B-1           5,655,120.00     3,962,805.21     131,934.39          --         131,934.39      3,830,870.82     0.6774164
Class B-2           2,827,560.00     1,981,402.60      65,967.19          --          65,967.19      1,915,435.41     0.6774164
Class B-3           3,534,450.00     2,476,753.26      82,459.00          --          82,459.00      2,394,294.26     0.6774164
                  --------------   --------------   ------------   ----------      ------------    --------------
  Total           272,152,628.00   190,709,985.13   6,349,341.84          --       6,349,341.84    184,360,643.29

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2000

AVAILABLE FUNDS

       Collection Account balance, as of March 31, 2000                                 1,084,924.96
       Investment earnings on amounts in Collection Account                                 9,459.07
       Payments due Collection Account from last 3 business days of Collection Period     574,455.62
       Additional contribution for terminated trade-ups and rebooked leases                11,693.64
       Servicer Advance on current Determination Date                                   5,698,370.95
        Available Funds on Payment Date                                                 7,378,904.24
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              7,378,904.24
                                                                                        ------------
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                             --
 REMAINING AVAILABLE FUNDS                                                              7,378,904.24
UNREIMBURSED SERVICER ADVANCES
       Unreimbursed Servicer Advances due                                                         --
       Unreimbursed Servicer Advances paid                                                        --
                                                                                        ------------
        Unreimbursed Servicer Advances remaining unpaid                                           --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              7,378,904.24
SERVICER FEES
       Servicer Fees due                                                                   83,880.68
       Servicer Fees paid                                                                  83,880.68
                                                                                        ------------
        Servicer Fees remaining unpaid                                                            --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              7,295,023.56
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              7,295,023.56
PREMIUM AMOUNT
       Premium Amount due                                                                  21,267.05
       Premium Amount paid                                                                 21,267.05
                                                                                        ------------
        Premium Amount remaining unpaid                                                           --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              7,273,756.51
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
       Indenture Trustee Fee due                                                              416.67
       Indenture Trustee Fee paid                                                             416.67
                                                                                        ------------
        Indenture Trustee Fee remaining unpaid                                                    --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              7,273,339.84

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2000

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                               --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                          75,000.00
                                                                            --------------
     Total Indenture Trustee Expenses paid                                              --
                                                                            --------------
      Indenture Trustee Expenses unpaid                                                 --

 REMAINING AVAILABLE FUNDS                                                    7,273,339.84
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                            --
     Class A-2 Note Interest                                                    227,540.25
     Class A-3 Note Interest                                                    221,916.32
     Class A-4 Note Interest                                                    401,672.54
                                                                            --------------
      Total Class A Interest due                                                851,129.10
                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                    6,422,210.74
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                 21,828.45
     Class B-1 Note Interest paid                                                21,828.45
                                                                            --------------
      Class B-1 Note Interest remaining unpaid                                          --
                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                    6,400,382.29
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                 16,495.18
     Class B-2 Note Interest paid                                                16,495.18
                                                                            --------------
      Class B-2 Note Interest remaining unpaid                                          --
                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                    6,383,887.12
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                 13,060.75
     Class B-3 Note Interest paid                                                13,060.75
                                                                            --------------
      Class B-3 Note Interest remaining unpaid                                          --
                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                    6,370,826.37
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                           6,068,981.26
     Class A Note Principal Balance as of preceding Payment Date            182,289,024.06
     Class A Base Principal Distribution Amount paid                          6,068,981.26
                                                                            --------------
      Class A Base Principal Distribution Amount remaining unpaid                       --

     Class A-1 Note Principal Balance as of preceding Payment Date                      --
     Class A-1 Base Principal Distribution Amount paid                                  --
                                                                            --------------
      Class A-1 Note Principal Balance after distribution on Payment Date               --

     Remaining Class A Base Principal Distribution Amount                     6,068,981.26
                                                                            --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2000

     Class A-2 Note Principal Balance as of preceding Payment Date          50,100,605.06
     Class A-2 Base Principal Distribution Amount paid                       6,068,981.26
                                                                            -------------
      Class A-2 Note Principal Balance after distribution on Payment Date   44,031,623.80

     Remaining Class A Base Principal Distribution Amount                              --
                                                                            -------------

     Class A-3 Note Principal Balance as of preceding Payment Date          48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                 --
                                                                            -------------
      Class A-3 Note Principal Balance after distribution on Payment Date   48,068,516.00

     Remaining Class A Base Principal Distribution Amount                              --

     Class A-4 Note Principal Balance as of preceding Payment Date          84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                 --
                                                                            -------------
      Class A-4 Note Principal Balance after distribution on Payment Date   84,119,903.00

 REMAINING AVAILABLE FUNDS                                                     301,845.11

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                             --
     Note Insurer Reimbursement Amount paid                                            --
                                                                            -------------
     Note Insurer Reimbursement Amount remaining unpaid                                --
 REMAINING AVAILABLE FUNDS                                                     301,845.11

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date           3,962,805.21
     Class B-1 Base Principal Distribution due                                 131,934.39
     Class B-1 Base Principal Distribution paid                                131,934.39
                                                                            -------------
      Class B-1 Base Principal Distribution remaining unpaid                           --
      Class B-1 Note Principal Balance after distribution on Payment Date    3,830,870.82

 REMAINING AVAILABLE FUNDS                                                     169,910.72

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date           1,981,402.60
     Class B-2 Base Principal Distribution due                                  65,967.19
     Class B-2 Base Principal Distribution paid                                 65,967.19
                                                                            -------------
      Class B-2 Base Principal Distribution remaining unpaid                           --
      Class B-2 Note Principal Balance after distribution on Payment Date    1,915,435.41
 REMAINING AVAILABLE FUNDS                                                     103,943.53
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2000


     Class B-3 Note Principal Balance as of preceding Payment Date           2,476,753.26
     Class B-3 Base Principal Distribution due                                  82,459.00
     Class B-3 Base Principal Distribution paid                                 82,459.00
                                                                            -------------
      Class B-3 Base Principal Distribution remaining unpaid                           --
      Class B-3 Note Principal Balance after distribution on Payment Date    2,394,294.26
 REMAINING AVAILABLE FUNDS                                                      21,484.53
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                       --
     Remaining Indenture Trustee Expenses paid                                         --
                                                                            -------------
      Remaining Indenture Trustee Expenses unpaid                                      --
 REMAINING AVAILABLE FUNDS                                                      21,484.53
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                          --
     Other Amounts Due Servicer under Servicing Agreement paid                         --
                                                                            -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid             --
 REMAINING AVAILABLE FUNDS                                                      21,484.53
AMOUNT PAYABLE TO RESIDUAL HOLDER                                               21,484.53

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                               201,313,623.21
      ADCPB, end of Collection Period                                     194,964,281.38
                                                                          --------------
      Base Principal Amount                                                 6,349,341.83

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period       5,943,428.64
      Servicing Advances collected during the current Collection Period     5,943,428.64
                                                                          --------------
      Unreimbursed Servicing Advances as of current Determination Date                --

CALCULATION OF INTEREST DUE

                        Beginning                              Current                             Total
                        Principal            Interest         Interest           Overdue          Interest
        Class            Balance               Rate              Due             Interest           Due
     -----------      -------------          ---------       ----------          ---------       -----------
      Class A-1                   -           4.9670%                 -                 -                 -
      Class A-2       50,100,605.06           5.4500%        227,540.25                 -        227,540.25
      Class A-3       48,068,516.00           5.5400%        221,916.32                 -        221,916.32
      Class A-4       84,119,903.00           5.7300%        401,672.54                 -        401,672.54
      Class B-1        3,962,805.21           6.6100%         21,828.45                 -         21,828.45
      Class B-2        1,981,402.60           9.9900%         16,495.18                 -         16,495.18
      Class B-3        2,476,753.26           6.3280%         13,060.75                 -         13,060.75
                     --------------           ------         ----------          --------        ----------
                     190,709,985.13           5.6789%        902,513.47                 -        902,513.47

CALCULATION OF PRINCIPAL DUE

                        Base            Base                                Total
                      Principal       Principal          Overdue          Principal
        Class        Amount Pct.       Amount           Principal            Due
     -----------    -------------    -----------       ----------        -----------
      Class A          95.584%      6,068,981.26                 -      6,068,981.26
      Class B-1         2.078%        131,934.39                 -        131,934.39
      Class B-2         1.039%         65,967.19                 -         65,967.19
      Class B-3         1.299%         82,458.99              0.01         82,459.00
                                    ------------        ----------      ------------
                                    6,349,341.83              0.01      6,349,341.84

CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                                        201,313,623.21
      Servicer Fee Rate                                                                      0.500%
      One-twelfth                                                                             1/12
                                                                                    --------------
      Servicer Fee due current period                                                    83,880.68
      Prior Servicer Fee arrearage                                                              --
                                                                                    --------------
      Servicer Fee due                                                                   83,880.68

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2000

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period    182,289,024.06
      Premium Rate                                                                           0.140%
      One-twelfth                                                                             1/12
                                                                                    --------------
      Premium Amount due Current Period                                                  21,267.05
      Prior Premium Amount arrearage                                                            --
                                                                                    --------------
       Total Premium Amount due                                                          21,267.05

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                              416.67
      Prior Indenture Trustee Fee arrearage                                                     --
                                                                                    --------------
      Total Indenture Trustee Fee due                                                       416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                            --
      Prior Indenture Trustee Expenses arrearage                                                --
                                                                                    --------------
      Total Indenture Trustee Expenses due                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    --
                                                                                    --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED APRIL 1, 2000


RESTRICTING EVENT DETERMINATION:
                                                                                             Yes/No
                                                                                             ------
        A) Event of Servicer Termination (Yes/No)                                              No

        B) Note Insurer has Made a Payment (Yes/No)                                            No

        C) Gross Charge Off Event has Occurred (Yes/No)                                        No

        D) Delinquency Trigger Event has Occurred (Yes/No)                                     No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                             Yes/No
                                                                                             ------
        A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
           Indenture when due; and,                                                            No

        B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity
           Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date,the
           Class A-4 Maturity Date, the Class B-1 Maturity Date, the Class B-2
           Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
           Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes,
           Class B-2 Notes, or Class B-3 Notes, as the case may be.                            No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

          Section                  Event                                                      Yes/No
          -------                  -----                                                      ------
        6.01(i)        Failure to make payment required                                         No
        6.01(ii)       Failure to submit Monthly Statement                                      No
        6.01(iii)      Failure to Observe Covenants in Servicing Agreement                      No
        6.01(iv)       Servicer consents to appointment of custodian, receiver, etc.            No
        6.01(v)        Servicer files a voluntary petition for bankruptcy                       No
        6.01(vi)       Petition under bankruptcy laws against Servicer is not
                       stayed, withdrawn or dismissed within 60 days                            No
        6.01(vii)      Assignment by Servicer to a delegate its rights under Servicing
                       Agreement                                                                No
        6.01(viii)     Servicer Trigger Event as contained in the Insurance Agreement
                       has occurred.                                                            No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED APRIL 1, 2000

Gross Charge Event Calculation:
                                                               Result
                                                               ------
    Gross Charge Off Ratio Current Period                      -0.04%
    Gross Charge Off Ratio Prior Period                         0.88%
    Gross Charge Off Ratio Second Prior Period                  1.38%
    Average of Gross Charge Off Ratio for Three Periods         0.74%
    Maximum Allowed                                             2.50%

    Gross Charge Off Ratio:

                              ADCPB of                                                        Gross Charge Off Ratio
                           All Defaulted    Less                              End of Month        Charge Offs/
                             Contracts    Recoveries         Charge Offs          ADCPB              ADCPB
                          --------------  ----------         -----------      ------------    -----------------------
    Current Period            30,728.79     36,506.73           -5,777.94       194,964,281.38         -0.04%
    Prior Period             251,656.12    104,454.27          147,201.85       201,313,623.21          0.88%
    Second Prior Period      281,935.39     42,075.70          239,859.69       207,961,696.99          1.38%

Delinquency Event Calculation:
                                                                    Results
                                                                    -------
    Delinquency Trigger Ratio Current Period                         5.07%
    Delinquency Trigger Ratio Prior Period                           4.99%
    Delinquency Trigger Ratio Second Prior Period                    6.28%
    Average of Delinquency Trigger Ratios                            5.45%
    Maximum Allowed                                                  7.50%

    Delinquency Trigger Ratio:

                                 A                B                       A/B
                             ADCPB of         ADCPB of
                        Contract > 30 Days   All Contracts        Delinquency Trigger
                           Past Due        As of Month-End               Ratio:
                        -----------------  ---------------        -------------------
    Current Period         9,877,273.89     194,964,281.38               5.07%
    Prior Period          10,244,680.40     205,144,240.48               4.99%
    Second Prior Period   13,396,180.37     213,270,231.97               6.28%

                               ADCPB           Delinquency Ratio
                            -----------        -----------------
    Current                 185,087,007             94.93%
    31-60 Days Past Due       5,506,850              2.82%
    61-90 Days Past Due       1,653,883              0.85%
    91+ Days Past Due         2,716,541              1.39%
                            -----------            ------
    TOTAL                   194,964,281            100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                               226,204,781.43
    Maximum Substitution (10% of Initial)                   22,620,478.14

    Prior month Cumulative ADCPB Substituted                13,765,268.20
    Current month ADCPB Substituted                            91,541.36
                                                            -------------
    Cumulative ADCPB Substituted                            13,856,809.56

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2000


Available Amount to Note Holders:                                                            4,230,126.62
Reserve Account balance, beginning                                                           1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                        --
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                       --
(iii)      Aggregate of:
            (a) Unreimbursed Servicer Advances                                                   6,698.59
            (b) Servicer Fees from current and prior Collection Period                          66,060.19
            (c) Servicing Charges inadvertantly deposited in Collection Account                        --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                             67,257.93
            Class A-2 Note Interest                                                            172,031.87
            Class A-3 Note Interest                                                            105,098.57
            Class A-4 Note Interest                                                            360,555.57
(vii)      Class B Note Interest                                                                82,327.82
(viii)     Class C Note Interest                                                                61,362.83
(ix)       Class D Note Interest                                                                18,732.42

(x)        Class A Base Principal Distribution Amount
            Class A-1 Principal Distribution Amount                                          3,275,735.66
            Class A-2 Principal Distribution Amount                                                    --
            Class A-3 Principal Distribution Amount                                                    --
            Class A-4 Principal Distribution Amount                                                    --
(xi)       Class B Base Principal Distribution Amount                                                  --
(xii)      Class C Base Principal Distribution Amount                                                  --
(xiii)     Class D Base Principal Distribution Amount                                                  --
(xv)       Class E Note Interest                                                                13,848.50
(xvi)      Class E Principal Distribution Amount                                                       --
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                  --
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xx)       Remaining Amount to Residual Holder                                                       0.00


Reserve Account balance, ending                                                              1,751,034.78

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                 7,954.48

           Reviewed By:



           --------------------------------------------------------------------
           SANDY B. HO
           EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of February 29, 2000                                933,555.32
     Investment earnings on amounts in Collection Account                                 6,118.60
     Payments due Collection Account from last 3 business days of Collection Period     277,693.09
     Additional contribution for terminated trade-ups and rebooked leases                       --
     Servicer Advance on current Determination Date                                   3,012,759.61
                                                                                      ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                  4,230,126.62
     Reserve Account balance                                                          1,751,034.78
                                                                                      ------------
     TOTAL AVAILABLE FUNDS                                                            5,981,161.40

Initial Unpaid Amounts inadvertantly deposited in Collection Account                            --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           5,981,161.40

Indemnity Payments paid inadvertantly deposited in Collection Account                           --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           5,981,161.40

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                   6,698.59
     Unreimbursed Servicer Advances paid                                                  6,698.59
                                                                                      ------------
       Unreimbursed Servicer Advances remaining unpaid                                          --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           5,974,462.81

SERVICER FEES
     Servicer Fees due                                                                   66,060.19
     Servicer Fees paid                                                                  66,060.19
                                                                                      ------------
       Servicer Fees remaining unpaid                                                           --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           5,908,402.62

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           5,908,402.62

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                              416.67
     Indenture Trustee Fee paid                                                             416.67
                                                                                      ------------
       Indenture Trustee Fee remaining unpaid                                                   --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           5,907,985.95

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(II)
     Total Indenture Trustee Expenses due                                                       --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                  75,000.00
                                                                                      ------------
     Total Indenture Trustee Expenses paid                                                      --
                                                                                      ------------
       Indenture Trustee Expenses unpaid                                                        --
  REMAINING AVAILABLE FUNDS                                                           5,907,985.95

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                              67,257.93
     Class A-2 Note Interest                                             172,031.87
     Class A-3 Note Interest                                             105,098.57
     Class A-4 Note Interest                                             360,555.57
       Total Class A Interest due                                        704,943.94
                                                                     --------------
  REMAINING AVAILABLE FUNDS                                            5,203,042.01

CLASS B NOTE INTEREST
     Class B Note Interest due                                            82,327.82
     Class B Note Interest paid                                           82,327.82
                                                                     --------------
       Class B Note Interest remaining unpaid                                    --
                                                                     --------------
  REMAINING AVAILABLE FUNDS                                            5,120,714.19

CLASS C NOTE INTEREST
     Class C Note Interest due                                            61,362.83
     Class C Note Interest paid                                           61,362.83
                                                                     --------------
       Class C Note Interest remaining unpaid                                    --
                                                                     --------------
  REMAINING AVAILABLE FUNDS                                            5,059,351.36

CLASS D NOTE INTEREST
     Class D Note Interest due                                            18,732.42
     Class D Note Interest paid                                           18,732.42
                                                                     --------------
       Class D Note Interest remaining unpaid                                    --
                                                                     --------------
  REMAINING AVAILABLE FUNDS                                            5,040,618.94

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                    3,197,118.00
     Class A Note Principal Balance as of preceding Payment Date     127,025,839.63
                                                                     --------------
     Class A Base Principal Distribution Amount paid                   3,197,118.00
                                                                     --------------
       Class A Base Principal Distribution Amount remaining unpaid               --
     Class A-1 Note Principal Balance as of preceding Payment Date    14,259,199.63
     Class A-1 Base Principal Distribution Amount paid                 3,197,118.00
                                                                     --------------
       Class A-1 Note Principal Balance after distribution            11,062,081.63
                                                                     --------------
     Remaining Class A Base Principal Distribution Amount                        --
                                                                     --------------
     Class A-2 Note Principal Balance as of preceding Payment Date    31,956,385.00
     Class A-2 Base Principal Distribution Amount paid                           --
                                                                     --------------
       Class A-2 Note Principal Balance after distribution            31,956,385.00
     Remaining Class A Base Principal Distribution Amount                        --
                                                                     --------------
     Class A-3 Note Principal Balance as of preceding Payment Date    18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                           --
                                                                     --------------
       Class A-3 Note Principal Balance after distribution            18,823,624.00
     Remaining Class A Base Principal Distribution Amount                        --
                                                                     --------------
     Class A-4 Note Principal Balance as of preceding Payment Date    61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                           --
                                                                     --------------
       Class A-4 Note Principal Balance after distribution            61,986,631.00
  REMAINING AVAILABLE FUNDS                                            1,843,500.93

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date           13,570,520.00
     Class B Base Principal Distribution due                                          --
     Class B Base Principal Distribution paid                                         --
                                                                           -------------
       Class B Base Principal Distribution remaining unpaid                           --
       Class B Note Principal Balance after distribution on Payment Date   13,570,520.00
  REMAINING AVAILABLE FUNDS                                                 1,843,500.93

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date            9,192,933.00
     Class C Base Principal Distribution due                                          --
     Class C Base Principal Distribution paid                                         --
                                                                           -------------
       Class C Base Principal Distribution remaining unpaid                           --
       Class C Note Principal Balance after distribution on Payment Date    9,192,933.00
  REMAINING AVAILABLE FUNDS                                                 1,843,500.93

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date            2,188,793.00
     Class D Base Principal Distribution due                                          --
     Class D Base Principal Distribution paid                                         --
                                                                           -------------
       Class D Base Principal Distribution remaining unpaid                           --
       Class D Note Principal Balance after distribution on Payment Date    2,188,793.00
  REMAINING AVAILABLE FUNDS                                                 1,843,500.93

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                 11,062,081.63
     Class A-1 Reallocated Principal Distribution                                     --
                                                                           -------------
       Class A-1 Note Principal Balance after Reallocation                 11,062,081.63
  Remaining Available Funds                                                 1,843,500.93
                                                                           -------------
     Class A-2 Note Principal Balance after Base Principal                 31,956,385.00
     Class A-2 Reallocated Principal Distribution                                     --
                                                                           -------------
       Class A-2 Note Principal Balance after Reallocation                 31,956,385.00
  Remaining Available Funds                                                 1,843,500.93
                                                                           -------------
     Class A-3 Note Principal Balance after Base Principal                 18,823,624.00
     Class A-3 Reallocated Principal Distribution                                     --
                                                                           -------------
       Class A-3 Note Principal Balance after Reallocation                 18,823,624.00
  Remaining Available Funds                                                 1,843,500.93
                                                                           -------------
     Class A-4 Note Principal Balance after Base Principal                 61,986,631.00
     Class A-4 Reallocated Principal Distribution                                     --
                                                                           -------------
       Class A-4 Note Principal Balance after Reallocation                 61,986,631.00
  REMAINING AVAILABLE FUNDS                                                 1,843,500.93

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                   13,570,520.00
     Class B Reallocated Principal Distribution paid                                  --
                                                                           -------------
       Class B Note Principal Balance after Reallocation                   13,570,520.00
  REMAINING AVAILABLE FUNDS                                                 1,843,500.93

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                    9,192,933.00
     Class C Reallocated Principal Distribution paid                                  --
                                                                            ------------
       Class C Note Principal Balance after Reallocation                    9,192,933.00
  REMAINING AVAILABLE FUNDS                                                 1,843,500.93

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                    2,188,793.00
     Class D Reallocated Principal Distribution paid                                  --
       Class D Note Principal Balance after Reallocation                    2,188,793.00
  REMAINING AVAILABLE FUNDS                                                 1,843,500.93

CLASS E NOTE INTEREST
     Class E Note Interest due                                                 13,848.50
     Class E Note Interest paid                                                13,848.50
                                                                            ------------
       Class E Note Interest remaining unpaid                                         --
                                                                            ------------
  REMAINING AVAILABLE FUNDS                                                 1,829,652.44

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date            2,363,897.00
     Class E Base Principal Distribution due                                          --
     Class E Base Principal Distribution paid                                         --
                                                                            ------------
       Class E Base Principal Distribution remaining unpaid                           --
       Class E Note Principal Balance after distribution on Payment Date    2,363,897.00
  REMAINING AVAILABLE FUNDS                                                 1,829,652.44

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                    2,363,897.00
     Class E Reallocated Principal Distribution paid                                  --
       Class E Note Principal Balance after Reallocation                    2,363,897.00
REMAINING AVAILABLE FUNDS                                                   1,829,652.44

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal          11,062,081.63
     Class A-1 Supplemental Principal Distribution                             78,617.66
                                                                            ------------
       Class A-1 Note Principal Balance after Supplemental                 10,983,463.97
  Remaining Available Funds                                                 1,751,034.78
                                                                            ------------
     Class A-2 Note Principal Balance after Reallocated Principal          31,956,385.00
     Class A-2 Supplemental Principal Distribution                                    --
                                                                            ------------
       Class A-2 Note Principal Balance after Supplemental                 31,956,385.00
  Remaining Available Funds                                                 1,751,034.78
                                                                            ------------
     Class A-3 Note Principal Balance after Reallocated Principal          18,823,624.00
     Class A-3 Supplemental Principal Distribution                                    --
                                                                            ------------
       Class A-3 Note Principal Balance after Supplemental                 18,823,624.00
  Remaining Available Funds                                                 1,751,034.78
                                                                            ------------
     Class A-4 Note Principal Balance after Reallocated Principal          61,986,631.00
     Class A-4 Supplemental Principal Distribution                                    --
                                                                            ------------
       Class A-4 Note Principal Balance after Supplemental                 61,986,631.00
  REMAINING AVAILABLE FUNDS                                                 1,751,034.78

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal   13,570,520.00
     Class B Supplemental Principal Distribution paid                        --
                                                                  -------------
       Class B Note Principal Balance after Supplemental          13,570,520.00
  REMAINING AVAILABLE FUNDS                                        1,751,034.78

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal    9,192,933.00
     Class C Supplemental Principal Distribution paid                        --
                                                                  -------------
       Class C Note Principal Balance after Supplemental           9,192,933.00
  REMAINING AVAILABLE FUNDS                                        1,751,034.78

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal    2,188,793.00
     Class D Supplemental Principal Distribution paid                        --
                                                                  -------------
       Class D Note Principal Balance after Supplemental           2,188,793.00
  REMAINING AVAILABLE FUNDS                                        1,751,034.78

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal    2,363,897.00
     Class E Supplemental Principal Distribution paid                        --
                                                                  -------------
       Class E Note Principal Balance after Supplemental           2,363,897.00
  REMAINING AVAILABLE FUNDS                                        1,751,034.78

RESERVE FUND
     Required Reserve Fund Amount                                  1,751,034.78
     Reserve Account Balance, Ending                               1,751,034.78
     Reserve Account Deposit/(Withdrawal)                                  0.00
  REMAINING AVAILABLE FUNDS                                                0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(II)
     Indenture Trustee Expenses unpaid per above                             --
     Remaining Indenture Trustee Expenses paid                               --
                                                                  -------------
     Remaining Indenture Trustee Expenses unpaid                             --
  REMAINING AVAILABLE FUNDS                                                0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                 0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                     158,544,465.63
      ADCPB, end of Collection Period                                           155,268,729.97
                                                                               ---------------
        Base Principal Amount                                                     3,275,735.66

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period             2,519,824.70
      Servicing Advances collected during the current Collection Period           2,513,126.11
                                                                               ---------------
        Unreimbursed Servicing Advances as of current Determination Date              6,698.59



CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                    158,544,465.63
      Servicer Fee Rate                                                                  0.500%
      One-twelfth                                                                         1/12
      Servicer Fee due current period                                                66,060.19
      Prior Servicer Fee arrearage                                                          --
                                                                               ---------------
      Servicer Fee due                                                               66,060.19


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                          416.67
      Prior Indenture Trustee Fee arrearage                                                 --
                                                                               ---------------
      Total Indenture Trustee Fee due                                                   416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                        --
      Prior Indenture Trustee Expenses arrearage                                            --
                                                                               ---------------
      Total Indenture Trustee Expenses due                                                  --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                 --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                --
                                                                               ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                            --

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END

      Current                                           152,859,462.70            96.93%
        31 - 60 days past due                             2,830,018.79             1.79%
        61 - 90 days past due                               765,191.61             0.49%
        91+ days past due                                 1,252,661.76             0.79%
                                                        --------------
                                                        157,707,334.87

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2000


GROSS CHARGE OFF
      ADCPB of All Defaulted Contracts                       376,960.06
      Less Recoveries                                         34,211.62
                                                         --------------
      Total Charge Offs for the period                       342,748.44

      End of Month ADCPB                                 155,268,729.97
      Gross Charge Off Ratio (Total Charge Offs/ADCPB)             0.22%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning
                 Initial         of Period           Interest                           Interest
   Class         Balance          Balance              Rate          Interest Due         Paid
              --------------   --------------       ----------       ------------      ----------
    A-1        30,818,212.00    14,259,199.63            5.855%        67,257.93        67,257.93
    A-2        31,956,385.00    31,956,385.00            6.460%       172,031.87       172,031.87
    A-3        18,823,624.00    18,823,624.00            6.700%       105,098.57       105,098.57
    A-4        61,986,631.00    61,986,631.00            6.980%       360,555.57       360,555.57
              --------------   --------------       ----------        ----------       ----------
  Class A     143,584,852.00   127,025,839.63                         704,943.94       704,943.94
              --------------   --------------       ----------        ----------       ----------
     B         13,570,520.00    13,570,520.00            7.280%        82,327.82        82,327.82
     C          9,192,933.00     9,192,933.00            8.010%        61,362.83        61,362.83
     D          2,188,793.00     2,188,793.00           10.270%        18,732.42        18,732.42
     E          2,363,897.00     2,363,897.00            7.030%        13,848.50        13,848.50
              --------------   --------------       ----------        ----------       ----------
Total Notes   170,900,995.00   154,341,982.63                         881,215.51       881,215.51
              --------------   --------------       ----------        ----------       ----------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning        (Monthly)      (Reallocated)    (Supplemental)       Total            End              Ending
                of Period        Principal        Principal         Principal       Principal       of Period        Certificate
   Class         Balance           Paid             Paid              Paid            Paid            Balance           Factor
              --------------   --------------   --------------   --------------   --------------   --------------   --------------
    A-1        14,259,199.63     3,197,118.00             0.00        78,617.66     3,275,735.66    10,983,463.97        0.3563952
    A-2        31,956,385.00             0.00             0.00             0.00             0.00    31,956,385.00        1.0000000
    A-3        18,823,624.00             0.00             0.00             0.00             0.00    18,823,624.00        1.0000000
    A-4        61,986,631.00             0.00             0.00             0.00             0.00    61,986,631.00        1.0000000
              --------------   --------------   --------------   --------------   --------------   --------------
  Class A     127,025,839.63     3,197,118.00             0.00        78,617.66     3,275,735.66   123,750,103.97
              --------------   --------------   --------------   --------------   --------------   --------------
     B         13,570,520.00             0.00             0.00             0.00             0.00    13,570,520.00        1.0000000
     C          9,192,933.00             0.00             0.00             0.00             0.00     9,192,933.00        1.0000000
     D          2,188,793.00             0.00             0.00             0.00             0.00     2,188,793.00        1.0000000
     E          2,363,897.00             0.00             0.00             0.00             0.00     2,363,897.00        1.0000000
              --------------   --------------   --------------   --------------   --------------   --------------
Total Notes   154,341,982.63     3,197,118.00             0.00        78,617.66     3,275,735.66   151,066,246.97
              --------------   --------------   --------------   --------------   --------------   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2000


PRINCIPAL PAYMENT CALCULATION

                             Investor       Investor       Investor                     Supplemental
            (defined)         Monthly      Reallocated   Supplemental       Total        Percentage
              Class          Principal      Principal      Principal       Principal    of Principal
   Class    Percentage        Amount         Amount         Amount          Amount       Allocated
           ------------    ------------   ------------   ------------    ------------   ------------
     A            82.00%   3,197,118.00           0.00      78,617.66    3,275,735.66          84.02%
     B             7.75%           0.00           0.00           0.00            0.00           7.94%
     C             5.25%           0.00           0.00           0.00            0.00           5.38%
     D             1.25%           0.00           0.00           0.00            0.00           1.28%
     E             1.35%           0.00           0.00           0.00            0.00           1.38%
           ------------    ------------   ------------   ------------    ------------   ------------
                           3,197,118.00           0.00      78,617.66    3,275,735.66         100.00%
           ------------    ------------   ------------   ------------    ------------   ------------


FLOOR CALCULATION

                    Class       Floor Hit?        Floored
   Class            Floors         (Y/N)        Prin Amount
                 ----------   -------------   ----------------
     A                                              N/A
     B                 --           No                     --
     C                 --           No                     --
     D                 --           No                     --
     E                 --           No                     --
                 ----------   -------------   ----------------


(Retained) Certificate Balance   4,202,483.00
Initial OC Percentage                   2.40%

Overcollateralization Balance (prior)            4,202,483.00
Overcollateralization Balance (current)          4,202,483.00
Cumulative Loss Amount                                   0.00
Available Funds+Collection Account-Servicing     5,907,985.95

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MARCH 1, 2000



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                           Yes/No
                                                                                                                           ------
       A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made
       under the terms of such Notes or the Indenture when due; and,                                                         No

       B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
       Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date, the Class C Maturity Date,
       the Class D Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
       Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                                            No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

        Section                                  Event                                                                      Yes/No
                   ----------------------------------------------------------------------------------------------------     ------
       6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                           No
       6.01(ii)    Failure to submit Monthly Statement                                                                        No
       6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                        No
       6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                              No
       6.01(v)     Servicer files a voluntary petition for bankruptcy                                                         No
       6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days       No
       6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                                  No